Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Abstract]
Income Taxes
8. Income Taxes

Income tax expense for each of the periods presented is as follows:

	Years Ended December 31,
	2012	2011	2010

	(Dollars in millions)
The components of earnings before income taxes are as follows:
U.S.	$464	$355	$390
Non-U.S.	544	793	651
	$1,008	$1,148	$1,041

Significant components of the provision for income taxes are as follows:
Current
Non-U.S.	169	97	108
U.S. State and Local	2	1	2
Total current	171	98	110

Deferred
U.S. Federal	(98)	(157)	8
Non-U.S.	(97)	19	48
U.S. State and Local	(9)	(7)	-
Total deferred	(204)	(145)	56
Income tax expense	$(33)	$(47)	$166

The reconciliation of income taxes calculated at the U.S. federal statutory income tax rate of 35% to income tax expense is:
Income taxes at U.S. statutory rate	$353	$399	$364
U.S. state and local income taxes net of U.S. federal tax benefit	(7)	-	-
Difference in income tax on foreign earnings, losses and remittances	(206)	(77)	(36)
Tax holidays and incentives	(38)	(33)	(23)
Valuation allowance	(63)	(326)	(144)
Foreign and other tax credits	(82)	-	-
Nondeductible expenses	12	9	6
Other	(2)	(19)	(1)
	$(33)	$(47)	$166

Income tax benefit for the year ended December 31, 2012 includes a tax benefit of approximately $255 million related to various tax planning and restructuring actions. This tax benefit is related to our ability to utilize U.S. foreign tax credits that will be realized in the future as a result of our improved performance in the U.S. and favorable foreign rate variances resulting from certain fourth quarter legal entity restructuring.

Deferred tax assets and liabilities result from differences in the bases of assets and liabilities for tax and financial statement purposes. The approximate tax effect of each type of temporary difference and carryforward that gives rise to a significant portion of the deferred tax assets and liabilities are as follows:

	As of December 31,
	2012	2011

	(Dollars in millions)
Deferred tax assets:
Pensions and postretirement benefits other than pensions	$337	$86
Inventory	45	40
Reserves and accruals	269	272
Net operating loss and credit carryforwards	565	592
Fixed assets and intangibles	55	47
Other	52	84
Total deferred tax assets	1,323	1,121
Valuation allowance for deferred tax assets	(250)	(273)
Net deferred tax assets	1,073	848

Deferred tax liabilities:
Pensions and postretirement benefits other than pensions	(180)	(287)
Fixed assets and intangibles	(207)	(190)
Undistributed earnings of foreign subsidiaries	(131)	(142)
Deferred gain	(66)	(69)
Other	(72)	(72)
Total deferred tax liabilities	(656)	(760)
Net deferred taxes	$417	$88

The Company has separately reflected the current deferred tax asset and the long term deferred tax assets and liabilities on the consolidated balance sheets for December 31, 2012 and 2011. However, the current deferred tax liability of $5 million as of December 31, 2012 and $19 million as of December 31, 2011 is included in other current liabilities on the consolidated balance sheets.

As of December 31, 2012 and 2011, the Company had deferred tax assets from domestic and foreign net operating loss and tax credit carryforwards of approximately $565 million and $592 million, respectively. Approximately $208 million of the deferred tax assets at December 31, 2012 relate to net operating loss carryforwards or tax credits that can be carried forward indefinitely with the remainder expiring between 2013 and 2032. The deferred tax asset relating to domestic net operating loss carryforwards as of December 31, 2012 is lower than the actual amount reported on our domestic tax returns by approximately $105 million. This difference is the result of tax deductions in excess of financial statement amounts for stock based compensation and tax deductible goodwill. When these amounts are realized, the Company will record a credit to additional paid in capital and financial statement goodwill, respectively.

The Company has provided deferred income taxes for the estimated U.S. federal income tax, foreign income tax, and applicable withholding tax effects of earnings of subsidiaries expected to be distributed to the Company. Deferred income taxes have not been provided on approximately $2.8 billion of undistributed earnings of certain foreign subsidiaries as such amounts are considered to be permanently reinvested. Determination of the amount of unrecognized deferred income tax liability relating to the remittance of such undistributed earnings is not practicable.

The Company reviews the likelihood that it will realize the benefit of its deferred tax assets and, therefore, the need for valuation allowances on a quarterly basis, or more frequently if events indicate that a review is required. In determining the requirement for a valuation allowance, the historical and projected financial results of the legal entity or consolidated group recording the net deferred tax asset is considered, along with all other available positive and negative evidence. The factors considered by management in its determination of the probability of the realization of the deferred tax assets include but are not limited to: recent historical financial results, historical taxable income, projected future taxable income, the expected timing of the reversals of existing temporary differences and tax planning strategies. If, based upon the weight of available evidence, it is more likely than not the deferred tax assets will not be realized, a valuation allowance is recorded.

Concluding that a valuation allowance is not required is difficult when there is significant negative evidence which is objective and verifiable, such as cumulative losses in recent years. The Company utilizes a rolling twelve quarters of pre-tax income or loss adjusted for significant permanent book to tax differences as a measure of our cumulative results in recent years. In certain foreign jurisdictions, our analysis indicates that we have cumulative three year historical losses on this basis. This is considered significant negative evidence which is objective and verifiable and therefore, difficult to overcome. However, the three year loss position is not solely determinative and accordingly, we consider all other available positive and negative evidence in our analysis. Based upon this analysis, we believe it is more likely than not that the net deferred tax asset in certain foreign jurisdictions may not be realized in the future. Accordingly, we maintain a valuation allowance related to those net deferred tax assets

During 2012, the Company recorded a net tax benefit of $63 million related to reductions in our global valuation allowance against net deferred tax assets, which is comprised of two items: 1) a net expense of $37 million resulting from net losses in certain foreign jurisdictions with no corresponding tax benefit due to increases in our valuation allowances, and 2) a net tax benefit of $100 million resulting from changes in determinations relating to the potential realization of deferred tax assets and the resulting reversal of a valuation allowance on net deferred tax assets in Canada and certain other foreign subsidiaries. During 2011, the Company recorded a tax benefit of $326 million related to reductions in our global valuation allowance against net deferred tax assets, which is comprised of two items: 1) a net benefit of $131 million resulting from net income in the U.S. and certain foreign jurisdictions with no corresponding tax expense due to utilization of valuation allowances, and 2) a benefit of $195 million resulting from changes in determinations relating to the potential realization of deferred tax assets and the resulting reversal of a valuation allowance on net deferred tax assets in the United States and certain foreign subsidiaries.

At December 31, 2012, 2011, and 2010, the Company had $160 million, $148 million, and $172 million of gross unrecognized tax benefits, respectively. In addition, at December 31, 2012, 2011, and 2010 the amount of unrecognized tax benefits that, if recognized, would affect the effective tax rate was $118 million, $120 million, and $121 million, respectively. The gross unrecognized tax benefits differ from the amount that would affect the effective tax rate due to the impact of valuation allowances, and foreign country offsets relating to transfer pricing adjustments.

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows:

	2012	2011	2010

	(Dollars in millions)
Balance, January 1,	$148	$172	$166
Additions based on tax positions related to the current year	12	6	16
Additions for tax positions of prior years	40	19	28
Reductions for tax positions of prior years	(23)	(38)	(22)
Reductions for settlements	(17)	(8)	(3)
Reductions due to lapse in statute of limitations	(3)	(2)	(5)
Change attributable to foreign currency translation	3	(1)	(8)
Balance, December 31,	$160	$148	$172

The Company operates globally but considers its more significant tax jurisdictions to include the United States, Germany, Brazil, China, the Czech Republic, Poland, Spain, and the United Kingdom. Generally, the Company has years open to tax examination in significant tax jurisdictions from 2007 forward, with the exception of Germany which has open tax years from 2001 forward for certain entities. The income tax returns of several subsidiaries in various tax jurisdictions are currently under examination. Although it is not possible to predict the timing of the conclusions of all ongoing tax audits with accuracy, it is possible that some or all of these examinations will conclude within the next 12 months. It is also reasonably possible that certain statute of limitations may expire relating to various foreign jurisdictions within the next 12 months. As such, it is possible that a change in the Company's gross unrecognized tax benefits may occur; however, it is not possible to reasonably estimate the effect this may have upon the gross unrecognized tax benefits.

The Company recognizes interest and penalties with respect to unrecognized tax benefits as a component of income tax expense. At December 31, 2012, 2011, and 2010, accrued interest and penalties related to unrecognized tax benefits was $24 million, $30 million, and $30 million, respectively. Tax expense for the years ended December 31, 2012, 2011, and 2010 includes net interest and penalties of $1 million, $6 million, and $2 million, respectively on unrecognized tax benefits.

On July 17, 2012, the United Kingdom - Finance Bill of 2012 received Royal Assent, thereby becoming law as the Finance Act 2012 (the “Act”). The Act provides for a reduction to the corporate income tax rate from 25% to 24% effective April 1, 2012, with a further reduction to 23% effective April 1, 2013. The impact of this tax legislation was a tax benefit of approximately $9 million.

During 2011, the Company entered into an amendment to the master purchase agreement related to the Company's acquisition in 2003. As a result of the amendment, the Company is responsible for all potential tax risks and benefits related to periods prior to the acquisition in 2003. The amendment resulted in a benefit recorded to income tax expense during 2011 of $40 million.